UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 24, 2012
 Date of Report (Date of earliest event reported)

S&W SEED COMPANY
(Exact Name of Company as Specified in Its Charter)

Nevada	001-34719	27-1275784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

25552 South Butte Avenue
Five Points, CA    93624
(Address of Principal Executive Offices Including Zip Code)

(559) 884-2535
(Company's Telephone Number, Including Area Code)

       Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

On September 24, 2012, S&W Seed Company, a Nevada corporation (the "Company"), filed a Current Report on Form 8-K (the "Form 8-K") to report its sale and issuance of 600,000 unregistered shares of the Company's common stock to Riley McCormack pursuant to a Securities Purchase Agreement dated September 20, 2012 (the "Securities Purchase Agreement").

The sole purpose of this Amendment No. 1 to Form 8-K is to file the Securities Purchase Agreement as Exhibit 10.1 to the Form 8- K in accordance with Item 601(b)(10) of Regulation S-K and no other changes are made to the Form 8-K.

(d) Exhibits

Exhibit	Description
10.1	Securities Purchase Agreement dated September 20, 2012

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

S&W SEED COMPANY

By: /s/ Matthew K. Szot

Matthew K. Szot
Senior Vice President and Chief Financial Officer

Date: January 7, 2013

2

EXHIBIT INDEX

Number	Description
10.1*	Securities Purchase Agreement dated September 20, 2012

*    Also provided in PDF format as a courtesy.

3